DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus BASIC New Jersey Municipal Money Portfolio for the 12-month period ended August 31, 1998. Your Portfolio produced a yield of 2.97% and, after taking into account the effect of compounding, the effective yield was 3.01%.*

The Economy

  Having consistently viewed inflation as the primary threat to our strong-growth, low-unemployment economy, the Federal Reserve Board (the "Fed") now has another factor to ponder in setting monetary policy: the risk of global recession. The wave of economic uncertainty that shook stock markets and caused currencies to devalue begun in Thailand on July 2, 1997 (the onset of the Asian financial crisis) and has since spread through Asia and around the world. By the end of the reporting period, Russia had devalued its ruble. All this financial tumult has underscored just how economically interrelated the world's nations are. In fact, the fragility of global financial markets has been a key factor in the Fed' s reluctance to raise interest rates in an economy now in its seventh year of economic expansion. It feared that a rise in rates might threaten the stability of other currencies.

  There were additional economic factors that stayed the Fed's hand. Inflation has remained tame, comfortably below 2% on the consumer level, and is minimal at the production level of the economy as well. One reason for the low inflation rate is the strong dollar, which keeps imports cheap; domestic producers are constrained from raising prices by competition from cheaper foreign goods. This has all been good news for consumers, who account for two thirds of all economic activity. Bolstered by solid wage gains and abundant jobs, consumers have been a driving positive force in the economy. By the end of the reporting period, however, there were hints that this could change. The political and economic instability in Russia jolted the U.S. stock market in August. The stock market sell-off could cause consumers to grow less confident and curtail spending, even though the larger-scale economic fundamentals for consumers remain positive: low inflation and plentiful jobs (unemployment remains near its 28-year low of 4.5%)
 . In response to the markets' uncertainty, short-term rates moved sharply lower. In addition, second-quarter economic growth lessened to 1.6%, the slowest rate in three years and dramatically below the 5.5% rate reported for the first quarter. Many market participants indicated that an ease by the Fed might be a strong probabilty given the recent changes in economic conditions.

Market Environment/Portfolio

  While the Fed has left interest rates unchanged since March, 1997, market technicals nevertheless created fluctuations in rates on short-term municipal securities in this reporting period. During the first weeks of January, the demand in the municipal money market was particularly strong due to large cash inflows, although the market remained in a trading range throughout most of the first quarter of 1998. However, in April, money funds were tapped for income tax payments, placing upward pressure on rates as funds experienced redemptions. Supply conditions in late May reversed this trend as municipal fund managers anticipated the effect of several billion dollars worth of notes leaving the market at the end of June. July brought rate stability back to the market as new supply eased the demand pressure that had existed.

  Unlike previous summer financing periods, this year's late summer calendar of municipal notes (consisting mainly of California-exempt paper) was drastically reduced by a combination of factors. Due to the strength of local and state economies, several issuers reduced the amount of short-term borrowing needed.
Additionally, many issuers came to market with maturities outside of the 13-month maximum maturity allowable for money funds. In prior years, such issues had shorter maturities and could be purchased by money funds. Other issues were converted to a synthetic structure that is not currently permitted for purchase in your Fund. The overall result was a lower yield for most one-year paper, both national and state-specific. While we did participate in the one-year market when attractive yield opportunities became available, we often utilized the commercial paper market to keep average maturities from shortening significantly. As the Fall approaches, we hope to have additional buying opportunities in the New Jersey note market (for example, the recent addition of the State of New Jersey commercial paper program to the market). We expect to choose selectively among these issues and to structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in this Fund and in The Dreyfus Corporation.

               Very truly yours



               [Richard J. Moynihan logo signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

September 18, 1998

New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

                                                                                                  Principal

Tax Exempt Investments--99.5%                                                                       Amount            Value
-------------------------------------------------------                                         _____________      ____________
New Jersey--97.1%

Atlantic City, GO Notes 4%, 8/15/99 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . .    $     2,250,000   $     2,258,317

Atlantic County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)

  2.65% (LOC; Kredietbank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

Burlington County, BAN 4%, 6/11/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,724,000         3,734,018

East Brunswick Township, BAN 4%, 1/7/99. . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,003,545

Essex County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)

  2.50% (LOC; Banco Santander) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,200,000         4,200,000

City of Fort Lee, TAN 4%, 2/2/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,007,309

Hudson County Improvement Authority, VRDN (Essential Purpose Pooled Government)

  3.20% (LOC: Comerica Bank and Fuji Bank) (a) . . . . . . . . . . . . . . . . . . . . . .          4,700,000         4,700,000

Jersey City, BAN 4.25%, 1/15/99. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,502,592

Monmouth County Improvement Authority, Revenue, VRDN (Pooled Government Loan
Program)

  2.90% (LOC; Union Bank of Switzerland) (a) . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         7,000,000

New Jersey Economic Development Authority:

  SWDR (Newark Recycling) 3.95%, 12/15/98 (LOC; Societe Generale)  . . . . . . . . . . . .          3,000,000         3,000,000

  VRDN:

    Dock Facility Revenue, Refunding (Bayonne/ IMTT Project)

       3.15%, Series A (LOC; First Chicago Corp.) (a)  . . . . . . . . . . . . . . . . . .          4,950,000         4,950,000

    EDR, Refunding (Dow Chemical-El Dorado Terminal)

       2.80%, Series 1984A (LOC; Dow Chemical Co.) (a) . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

    Industrial and EDR (Merck and Co.)

       3.45%, Series A and B (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,700,000         1,700,000

    Revenue (U.S. Golf Association Project)

       3.25%, Series A (LOC; PNC Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . .          2,400,000         2,400,000

    Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)

       3.10% (LOC; First Chicago Corp.) (a)  . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

New Jersey Health Care Facilities Financing Authority, Revenue, VRDN

 (Hospital Capital Asset Financing):

    3.05%, Series A (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . .          5,500,000         5,500,000

    3.05%, Series D (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . .          6,000,000         6,000,000

    Refunding (Christian Health) 2.77%, Series 97B (LOC; Valley National Bank) (a) . . . .          3,700,000         3,700,000

New Jersey Sports and Exposition Authority, VRDN (State Contract)

  3%, Series C (Insured; MBIA and Liquidity; Credit Suisse) (a)  . . . . . . . . . . . . .          9,945,000         9,945,000

New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN

  2.90%, Series D (Insured; FGIC and SBPA; Societe Generale) (a) . . . . . . . . . . . . .          1,900,000         1,900,000

Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN

 (Versatile Structure Obligation):

    3.20%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a) . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

    3.35%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a) . . . . . . . . . . . . . . . . .          5,700,000         5,700,000

    3.35%, Series 5 (Liquidity; Bayerische Landesbank) (a) . . . . . . . . . . . . . . . .          5,300,000         5,300,000

    3.30%, Series 6 (BPA; Bank of Nova Scotia) (a) . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                          ____________      ____________

New Jersey (continued)

Salem County Pollution Control Financing Authority, PCR, Refunding, VRDN

 (Public Service Electric and Gas)

  2.95% (BPA; Union Bank of Switzerland and Insured; MBIA) (a) . . . . . . . . . . . . . .    $     6,500,000   $     6,500,000

Somerset County Industrial Pollution Control Financing Authority, Revenue,
Refunding,

  VRDN (American Cyanamid) 2.65% (LOC; American Home Products) (a) . . . . . . . . . . . .          4,400,000         4,400,000

Woodbridge Township, BAN 4%, 7/1/99. . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,820,450         3,834,214

U.S. Related--2.4%

Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN

  2.50% (BPA; Credit Suisse and Insured; MBIA) (a) . . . . . . . . . . . . . . . . . . . .          2,800,000         2,800,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $118,034,995). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.5%      $118,034,995

                                                                                                      =======     =============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .5%   $       587,496

                                                                                                      =======     =============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $118,622,491

                                                                                                      =======     =============


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

BAN         Bond Anticipation Notes                                                Insurance Corporation

BPA         Bond Purchase Agreement                                 PCR         Pollution Control Revenue

EDR         Economic Development Revenue                            SBPA        Standby Bond Purchase Agreement

FGIC        Financial Guaranty Insurance Company                    SWDR        Solid Waste Disposal Revenue

GO          General Obligation                                      TAN         Tax Anticipation Notes

LOC         Letter of Credit                                        VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          _________________              ___________________

F1+/F1                             VMIG1/MIG1, P1                    SP1+/SP1, A1+/A1                      86.1%

AAA/AA (b)                         Aaa/Aa (b)                        AAA/AA (b)                             1.9

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         12.0

                                                                                                         _______

                                                                                                          100.0%

                                                                                                         _______

                                                                                                         _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Securities payable on demand. Variable interest rate-subject to change.
(b) Notes which are not MIG, SP or F rated are represented by bond ratings of the issuers.

(c) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $118,034,995      $118,034,995

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              690,602

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                3,623

                                                                                                                  _____________

                                                                                                                    118,729,220

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               26,746

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               43,073

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               36,910

                                                                                                                  _____________

                                                                                                                        106,729

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $118,622,491

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $118,625,970

                                 Accumulated net realized gain (loss) on investments . . .                              (3,479)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $118,622,491

                                                                                                                  =============

SHARES OUTSTANDING

(1 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . . .                          118,625,970

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
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STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $4,398,875


EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .           $642,288

                                 Shareholder servicing costs--Note 2(b)  . . . . . . . . .            128,106

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             18,008

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             13,339

                                 Registration fees . . . . . . . . . . . . . . . . . . . .              9,510

                                 Prospectus and shareholders' reports  . . . . . . . . . .              8,697

                                 Directors' fees and expenses--Note 2(c) . . . . . . . . .              2,652

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              4,588

                                                                                                  ___________


                                        Total Expenses . . . . . . . . . . . . . . . . . .            827,188


                    Less--reduction in management fee due to

                                    undertaking--Note 2(a) . . . . . . . . . . . . . . . .           (247,828)

                                                                                                  ___________


                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              579,360

                                                                                                                    ___________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,819,515


NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . . .                               (3,479)

                                                                                                                    ___________


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $3,816,036

                                                                                                                    ===========


                                                SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended        Year Ended

                                                                                           August 31, 1998    August 31, 1997

                                                                                             _______________   _______________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    3,819,515    $    3,798,419

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .              (3,479)              --

                                                                                               _____________     _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .           3,816,036         3,798,419

                                                                                               _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,819,515)       (3,798,419)

                                                                                               _____________     _____________

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          79,800,472       111,644,558

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,709,795         3,698,562

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (101,437,681)      (79,037,487)

                                                                                               _____________     _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .         (17,927,414)       36,305,633

                                                                                             _____________     _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .         (17,930,893)       36,305,633

NET ASSETS

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         136,553,384       100,247,751

                                                                                               _____________     _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $118,622,491      $136,553,384

                                                                                               =============     =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                   Year Ended August 31,

                                                                                            ___________________________________
PER SHARE DATA:                                                                                1998          1997        1996(1)
                                                                                              ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .     $  1.00       $  1.00      $  1.00

                                                                                              ______        ______       ______
   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .030          .031         .025

                                                                                              ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . .      (.030)        (.031)       (.025)

                                                                                              ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  1.00       $  1.00      $  1.00

                                                                                              ======        ======       ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3.01%         3.17%        3.38%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . .         .45%          .36%         .06%(2)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2.97%         3.12%        3.25%(2)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . . . . . . . . . . . . .         .19%          .27%         .68%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . .    $118,622     $136,553      $100,248
-----------------------------

(1)  From December 1, 1995 (commencement of operations) to August 31, 1996.
(2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Fund") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $3,512 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund has an unused capital loss carryover of $352 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to August 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through August 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1997 through June 30, 1998, and thereafter, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund' s average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $247,828 during the period ended August 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1998, the Fund was charged $113,163 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $9,816 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

October 2, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).



Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS BASIC NEW JERSEY MUNICIPAL

MONEY MARKET PORTFOLIO

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              127AR988

BASIC New Jersey

Municipal Money

Market Portfolio

Annual Report

August 31, 1998